STOCKHOLDERS' EQUITY	12 Months Ended
Jun. 30, 2022
STOCKHOLDERS' EQUITY
STOCKHOLDERS' EQUITY
NOTE 16 - STOCKHOLDERS’ EQUITY
In August 2010, the Board of Directors adopted the 2010 Rights Plan. The 2010 Rights Plan provides for a dividend distribution of one preferred share purchase (the “Right”), for each outstanding ordinary share. Each Right entitles the shareholder to buy one share of the Class A Preferred Stock at an exercise price of $160. The Right will become exercisable if a person or group announces an acquisition of 20% or more of the outstanding ordinary shares of the Company, or announces commencement of a tender offer for 20% or more of the ordinary shares. In that event, the Right permits shareholders, other than the acquiring person, to purchase the Company’s ordinary shares having a market value of twice the exercise price of the Right, in lieu of the Class A Preferred Stock. In addition, in the event of certain business combinations, the Right permits the purchase of the ordinary shares of an acquiring person at a 50% discount. Unless terminated earlier by the Board of Directors, the 2010 Rights Plan will expire on September 27, 2020. There is no accounting impact related to the Right.
In September 2020, the Company amended and restated the Rights Plan to, among other things, extend its term until September 27, 2030. Pursuant to the amended and restated Rights Plan, subject to limited exceptions, upon (i) a person or group obtaining ownership of 15% or more of the aggregate total of the ordinary shares of the Company then issued and outstanding or (ii) the commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the aggregate total of the ordinary shares of the Company then issued and outstanding, in each case, without the approval of the Board of Directors, each Right will entitle the holders, other than the acquiring person or group, to buy, at a purchase price of $160, one share of the Class A Preferred Shares of the Company, or, in lieu of a Class A Preferred Share, ordinary shares having a market value at that time of twice the Right’s exercise price. The Board of Directors is entitled to redeem the Rights at $0.001 per Right at any time before the Rights are exercisable.
On October 5, 2020, the Company declared a regular annual cash dividend of $0.20 per share to the holders of the Company’s ordinary shares. The record date was October 22, 2020, and the dividend was paid on November 20, 2020.
On March 10, 2022, the Company declared a regular annual cash dividend of $0.32 per share to the holders of the Company’s ordinary shares. The record date was April 4, 2022, and the dividend was paid on April 25, 2022.